UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2023

TD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139, Xinzhou 11th Street, Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 82792111

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2023, at the 2023 annual meeting of stockholders (the “Annual Meeting”), TD Holdings, Inc.’s (the “Company” or “our”) stockholders approved the 2023 Stock Incentive Plan (the “2023 Plan”) to replace the 2019 Equity Incentive Plan (the “2019 Plan”) entirely, except with respect to awards outstanding under the 2019 Plan (if any). The 2023 Plan, which became effective upon stockholders’ approval, permits the granting of (i) incentive stock options, or ISOs; (ii) nonqualified stock options, or NQOs and together with ISOs, options, (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) performance shares, (vii) performance units, (viii) incentive bonus awards, and (ix) other cash-based awards and other stock-based awards. The 2023 Plan provides for the issuance of up to 11,000,000 shares of common stock.

A summary of the 2023 Plan is set forth in the Company’s proxy statement for the 2023 Annual Meeting filed with the Securities and Exchange Commission on May 9, 2023 (the “Proxy Statement”) under the caption “Proposal 3 — Approval of 2023 Stock Incentive Plan,” which summary is incorporated herein by reference. Such summary of the 2023 Plan and the foregoing description of the 2023 Plan are qualified in their entirety by reference to the full text of the 2023 Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2023, the Company held its 2023 Annual Meeting. The number of shares of common stock entitled to vote at the Annual Meeting was 145,198,470 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 98,480,449 shares. At the Annual Meeting, the following proposals were presented to a vote of the stockholders at the Annual Meeting and received the votes indicated:

1.	Election of Directors

To elect each of Renmei Ouyang, Tianshi (Stanley) Yan, Xiangjun Wang, Heung Ming (Henry) Wong, Donghong Xiong as a member of our Board, each to serve for a term until the next annual meeting of stockholders or until his or her successor is elected and qualified.

	FOR	AGAINST	WITHHELD	BROKER NON- VOTES
Renmei Ouyang	98,438,905	0	41,544	0
Tianshi (Stanley) Yang	98,439,399	0	41,050	0
Xiangjun Wang	98,434,594	0	45,855	0
Heung Ming (Henry) Wong	98,435,662	0	45,787	0
Donghong Xiong	98,434,662	0	45,787	0

Accordingly, each such person has been duly elected as a director to hold such office until the next annual meeting of stockholders or until his or her successor is elected and qualified.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

To ratify the appointment of Audit Alliance LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN/WITHHELD	BROKER NON-VOTES
98,441,217	21,017	18,215	0

Accordingly, the appointment of Audit Alliance LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 has been ratified.

3.	Approval of 2023 Stock Incentive Plan

To approve 2023 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN/WITHHELD	BROKER NON-VOTES
98,434,752	39,303	6,394	0

Accordingly, the 2023 Stock Incentive Plan has been approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD Holdings, Inc.

Date: May 26, 2023	By:	/s/ Renmei Ouyang
		Name:	Renmei Ouyang
		Title:	Chief Executive Officer

2